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                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
                   Pursuant to Regulation FD Rules 100 and 101
         Date of Report (Date of earliest event reported): June 30, 2002
                    Newcourt Equipment Trust Securities 1999-1


                                   A New York
                                   Corporation

          Commission File                                I.R.S. Employer
          No. 108-2255                                   No. 13-7135550

                        c/o Bank of New York (Delaware)
                               White Clay Center
                             Newark, Delaware 19711
                        Telephone Number (212) 815-2793





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Item 9. Regulation FD Disclosure

     Newcourt Equipment Trust Securities 1999-1 is reporting its portfolio stratification report as of June 30, 2002. The percentages and balances set forth in the tables in the report may not total due to rounding.

Exhibit 99 - Portfolio Stratification Report



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1

                        By: Capita Corporation, f/k/a AT&T Capital Corporation,
                            as Servicer


                        By: /s/ Glenn A. Votek
                        Name: Glenn A. Votek
                        Title: Executive Vice President & Treasurer


Dated: September 27, 2002